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                                                                  EXECUTION COPY

          AMENDMENT NO. 3 dated as of August 14, 2002 (this "Amendment") to the Credit Agreement dated as of January 28, 1999 (as amended by Amendment No. 1 dated as of May 10, 2000, and Amendment No. 2 dated as of July 30, 2001, the "Credit Agreement"), among New World Pasta Company, a Delaware corporation (the "Borrower"), the various financial institutions parties thereto (the "Lenders"), Morgan Stanley Senior Funding, Inc., as Syndication Agent, and The Bank of Nova Scotia, as Lead Arranger and the Administrative Agent (the "Administrative Agent").

                              W I T N E S S E T H :

          WHEREAS, the Borrower, the Lenders and the Administrative Agent have entered into the Credit Agreement; and

          WHEREAS, the Borrower, the Lenders and the Administrative Agent are willing, on the terms and subject to the conditions set forth below, to amend certain provisions of the Credit Agreement (the Credit Agreement, after giving effect to the amendments contained herein, being referred to as the "Amended Credit Agreement");

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration of the agreements herein, the parties hereto agree as follows:

                                   ARTICLE I.

          SECTION 1.1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement shall have the meaning assigned to such term in the Credit Agreement.

          SECTION 1.2. Effectiveness. The Borrower, the Lenders and the Administrative Agent agree that the following amendments to the Credit Agreement in this Article I shall become effective on the Third Amendment Effective Date.

          SECTION 1.3.  Amendments to Section 1.1

          (a) Section 1.1 of the Credit Agreement is amended by inserting or replacing the following definitions in appropriate alphabetical order in Section 1.1:

     "Commitment Termination Date" means, as the context may require, the Revolving Loan Commitment Termination Date, any Term Loan Commitment Termination Date, the Term-C Loan Commitment Termination Date or the Term-D Loan Commitment Termination Date.

     "Debt" means the outstanding principal amount of all Indebtedness of the Borrower and its Subsidiaries of the type referred to in clauses (a), (b), (c) and (e) of the definition of "Indebtedness" or any Contingent Liability in respect thereof, other than the principal amount of

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any Term-C Loan and any Term-D Loan as long as the interest thereon is payable in kind and not in cash.

     "Lender Obligations" means the Obligations other than the Term-C Obligations and the Term-D Obligations.

     "Loan" means, as the context may require, a Revolving Loan, a Swing Line Loan, a Term-A Loan, or a Term-B Loan, in each case, of any type or a Term-C Loan or a Term-D Loan.

     "Net Debt Proceeds" means, with respect to the incurrence, sale or issuance (to the extent permitted by the terms of this Agreement) by the Borrower or any of its Subsidiaries to any Person of any Debt (other than (i) Debt permitted by Section 7.2.2 as in effect on the date of the Third Amendment, including the Subordinated Notes, and (ii) proceeds of the Term-C Loans and the Term-D Loans, but Net Debt Proceeds shall include Excess High Yield Net Debt Proceeds), the excess of:

          (a) the gross cash proceeds received by the Borrower or any of its Subsidiaries from such incurrence, sale or issuance,

     less

          (b) all reasonable and customary underwriting commissions and legal, investment banking, brokerage and accounting and other professional fees, sales commissions and disbursements and all other reasonable fees, expenses and charges, in each case actually incurred in connection with such incurrence, sale or issuance (but excluding any such amounts paid to Affiliates of the Borrower in connection therewith in transactions which are not permitted under Section 7.2.11).

     "Note" means, as the context may require, a Revolving Note, a Swing Line Note, a Term-A Note, a Term-B Note, a Term-C Note or a Term-D Note.

     "Required Lenders" means, at any time,

          (a) prior to the date of the making of the initial Credit Extension hereunder, Lenders having at least 51% of the sum of the Revolving Loan Commitments, Term-A Loan Commitments and Term-B Loan Commitments;

          (b) on and after the date of the making of the initial Credit Extension hereunder and prior to the Lender Credit Termination Date, Lenders holding at least 51% of the Total Exposure Amount; and

          (c) on and after the Lender Credit Termination Date, Lenders holding at least 51% of the outstanding principal amount of all Term-C Loans and Term-D Loans.

     "Stated Maturity Date" means

          (a) in the case of any Revolving Loan, January 28, 2005;

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          (b)  in the case of any Term-A Loan, January 28, 2005;

          (c)  in the case of any Term-B Loan, January 28, 2006;

          (d)  in the case of any Term-C Loan, June 30, 2006; and

          (e)  in the case of any Term-D Loan, June 30, 2006.

     "Term-D Lender" means, at any time, a Lender holding any Term-D Loan, but solely in such capacity.

     "Term-D Loan" is defined in Section 2.1.1.

     "Term-D Loan Borrowing Date" means the date on which Term-D Loans are made.

     "Term-D Loan Commitment" is defined in Section 2.1.1.

     "Term-D Loan Commitment Amount" means, on any date, $23,000,000.

     "Term-D Loan Commitment Termination Date" means, the earlier of:

          (a) August 14, 2002, if at least $15,000,000 of the Term-D Loans have not been made on or prior to such date; and

          (b) June 30, 2006, if the undrawn amount of the Term-D Loan Commitment Amount has not been fully drawn by such date.

     "Term-D Note" means a promissory note of the Borrower payable to the order of any Lender in the form of Exhibit 1.1 to the Third Amendment (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrower to such Lender resulting from outstanding Term-D Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

     "Term-D Obligations" means the unpaid principal balance of and accrued interest on the Term-D Loans.

     "Term-D Percentage" means, relative to any Lender, the applicable percentage relating to Term-D Loans, as set forth opposite its name on Schedule I to the Third Amendment under the applicable column heading or as set forth in Lender Assignment Agreement(s) under the applicable column heading, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreement(s) executed by such Lender and its Assignee Lender(s) and delivered pursuant to Section 10.11. A Lender shall not have any Commitment to make Term-D Loans if its percentage under the respective column heading is zero.

     "Third Amendment" means Amendment No. 3 dated as of August 14, 2002 to this Agreement.

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     "Warrant" means, collectively, warrants to purchase up to 51,402,000 common shares of the Borrower issued in connection with the Second Amendment and warrants to purchase up to 23,000,000 common shares of the Borrower to be issued by the Borrower to JLL Pasta, LLC in connection with the Third Amendment.

          SECTION 1.4. Amendment to Section 2.1.1. Section 2.1.1 of the Credit Agreement is amended by adding the following new paragraph at the end thereof:

          "Subject to compliance by the Borrower with the terms of Section 5.4, on each Term-D Loan Borrowing Date (which shall be a Business Day) occurring on or prior to the Term-D Loan Commitment Termination Date, each Lender that has a Term-D Percentage in excess of zero will make loans (relative to such Lender, its "Term-D Loans") to the Borrower equal to such Lender's Term-D Percentage of the aggregate amount of the Borrowing of Term-D Loans requested by the Borrower to be made on such Term-D Loan Borrowing Date (with the commitment of each such Lender described in this sentence referred to as its "Term-D Loan Commitment"). No amounts paid or prepaid with respect to Term-D Loans may be reborrowed. The aggregate amount of the Term-D Loans shall not exceed the Term-D Loan Commitment Amount.

          SECTION 1.5. Amendment to Section 2.1.4. Section 2.1.4 of the Credit Agreement is amended by deleting the word "or" at the end of clause (c) thereof, deleting the period at the end of clause (d) thereof and inserting in lieu thereof "; or" and inserting a new clause (e) as follows:

          "(e) any Term-D Loan if, after giving effect thereto, the aggregate original principal amount of all the Term-D Loans of all Lenders would exceed the Term-D Loan Commitment Amount or the aggregate principal amount of all the Term-D Loans of such Lender would exceed such Lender's Term-D Percentage of the Term-D Loan Commitment Amount."

          SECTION 1.6. Amendment to Section 2.3. Section 2.3 of the Credit Agreement is amended by adding the following Section 2.3.4 at the end thereof:

          "SECTION 2.3.4. By delivering a borrowing request substantially in the form of Exhibit C hereto to the Administrative Agent on or before 12:00 noon, New York time, on a Business Day, the Borrower may request, on not less than one Business Day's notice, that a Term-D Loan be made in a minimum amount of $1,000,000 or in the unused amount of the Term-D Loan Commitment. On or before 11:00 a.m., New York time, on such Term-D Borrowing Date each Lender shall deposit with the Administrative Agent same day funds in an amount equal to such Lender's Term-D Percentage of the requested Borrowing. Such deposit will be made to an account which the Administrative Agent shall specify from time to time by notice to the Lenders. To the extent funds are received from the Lenders, the Administrative Agent shall make such funds available to the Borrower by wire transfer to the accounts the Borrower shall have specified in its Borrowing Request. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Loan."

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          SECTION 1.7.   Amendment to Section 2.7. The first sentence of clause
(b)(ii) of Section 2.7 of the Credit Agreement is amended by deleting said sentence in its entirety and inserting in lieu thereof the following:

          "The Borrower hereby agrees that, upon the request to the Administrative Agent by any Lender, the Borrower will execute and deliver to such Lender, as applicable, a Revolving Note, a Swing Line Note, a Term-A Note, a Term-B Note, a Term-C Note or a Term-D Note evidencing the Loans made by such Lender."

          SECTION 1.8.   Amendment to Section 3.1.1(a). Clause (a)(i)(E) of
Section 3.1.1 of the Credit Agreement is amended and restated to read as follows:

          "(E) the Borrower shall not make or be permitted to make any voluntary prepayments of the Term-C Loans or Term-D Loans before the Lender Credit Termination Date; and"

          SECTION 1.9. Amendment to Section 3.1.1(i). Section 3.1.1 of the Credit Agreement is amended by deleting the period at the end of clause (j) and inserting the following thereafter:

          "; and

          (k) shall, on the Stated Maturity Date, make a repayment of the aggregate outstanding principal amount, if any, of all Term-D Loans."

          SECTION 1.10. Amendment to Section 3.2.1. Section 3.2.1 of the Credit Agreement is amended by deleting the word "and" at the end of clause (c) thereof, deleting the period at the end of clause (d) thereof and inserting "; and" in lieu thereof and inserting a new clause (e) as follows:

          "(e) with respect to Term-D Loans, equal to a rate per annum of 8.00%.

          SECTION 1.11. Amendment to Section 3.2.2. Section 3.2.2 of the Credit Agreement is amended by deleting said Section 3.2.2 in its entirety and inserting in lieu thereof the following:

          "SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of any Loan shall have become due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or any other monetary Obligation of the Borrower shall have become due and payable, the Borrower shall pay, but only to the extent permitted by law, interest (after as well as before judgment) (a) on such amounts due and payable in connection with the Term Loans or the Revolving Loans at a rate per annum equal to the rate that would otherwise be applicable to Base Rate Loans plus 2%, (b) on such amounts due and payable in connection with the Term-C Loans at a rate per annum equal to 2% plus the rate otherwise in effect on the Term-C Loans and
     (c) on such amounts due and payable in connection with the Term-D Loans at a rate per annum equal to 2% plus the rate otherwise in effect on the Term-D Loans."

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          SECTION 1.12. Amendment to Section 3.2.3. Section 3.2.3 of the Credit
Agreement is amended by deleting the word "and" at the end of clause (e) thereof, deleting the period at the end of clause (f) thereof and inserting "; and" in lieu thereof and inserting a new clause (g) as follows:

          "(g) with respect to each Term-D Loan, on each Quarterly Payment Date occurring after the initial Term-D Loan Borrowing Date, provided, however, that until the Lender Credit Termination Date, such interest shall not be payable in cash but shall instead be capitalized on each Quarterly Payment Date by adding the amount thereof to the principal balance of each such Term-D Loan."

          SECTION 1.13. Amendment to Section 4.8. Section 4.8 of the Credit Agreement is amended by deleting said Section 4.8 in its entirety and inserting in lieu thereof the following:

          "SECTION 4.8 Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan or any Reimbursement Obligation (other than pursuant to the terms of Sections 4.3, 4.4 and 4.5) in excess of its pro rata share of payments then or therewith obtained by all Lenders (other than the Term-C Lender or the Term-D Lenders) entitled thereto, such Lender shall purchase from the other Lenders (other than the Term-C Lender or the Term-D Lenders) such participation in Credit Extensions (other than the Credit Extensions of the Term-C Loan and Term-D Loans) made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of

          1. the amount of such selling Lender's required repayment to the purchasing Lender to

          2. the total amount so recovered from the purchasing Lender)

          of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrower in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

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          In the event that any Term-C Lender or any Term-D Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Term-C Loan or any Term-D Loan (other than pursuant to Section 4.3 of the Second Amendment or
     Section 4.3 of the Third Amendment) prior to the Lender Credit Termination Date, then such Term-C Lender or Term-D Lender, as applicable, shall purchase for cash, at par, a subordinated (on terms and conditions acceptable to the Lender selling such participation in its sole discretion), undivided participating interest in the outstanding Loans of each Lender (and, if elected by such Lender, Letters of Credit), other than Term-C Loans and Term-D Loans, in a maximum amount equal to with respect to any Loan (other than the Term-C Loan and the Term-D Loans) the quotient of
     (x) the unpaid principal amount of such Loan divided by (y) the aggregate unpaid principal amount of all Loans (other than the Term-C Loans and the Term-D Loans)."

          SECTION 1.14. Amendment to Article V. Article V of the Credit Agreement is amended by inserting a new Section 5.4 as follows:

          "SECTION 5.4. Credit Extension of Term-D Loans. The obligations of the Lenders to fund Credit Extensions of each Term-D Loan shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.4:

          5.4.1 Loan Documents. The Administrative Agent shall have received, as to the initial Term-D Loan only, a copy of the resolutions of the Borrower authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified by the Secretary or an Assistant Secretary of the Borrower, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          Section 5.4.2. Fees and Expenses. As to the initial Term-D Loan only, the Administrative Agent shall have received all fees and expenses due and payable pursuant to this Agreement (including all previously invoiced fees and expenses).

          Section 5.4.3. Opinions of Counsel. As to the initial Term-D Loan only, the Administrative Agent shall have received opinions, dated the initial Term-D Loan Borrowing Date and addressed to the Administrative Agent and all Lenders, from Skadden, Arps, Slate Meagher & Flom LLP, special New York counsel to the Borrower and each other Obligor, satisfactory in form and substance to the Administrative Agent with respect to such matters as the Administrative Agent may reasonably request with respect to the transactions contemplated hereby.

          Section 5.4.4. Representations and Warranties. Both before and after giving effect to the Third Amendment and the Borrowing of any Term-D Loan, the representations and warranties set forth in Article III of the Third Amendment and in each other Loan Document shall, in each case, be true and correct in all material respects with the same effect as if then made (unless stated to relate solely to an earlier date, in

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     which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

          Section 5.4.5. No Default. Both before and after giving effect to the Third Amendment and the Borrowing of any Term-D Loan, no Default or Event of Default shall have occurred and be continuing.

          Section 5.4.6. Deadline and Minimum Initial Borrowing. As to the initial Term-D Loan only, the foregoing conditions in this Section 5.4 shall have been satisfied on or before Term-D Loan Commitment Termination Date. The minimum amount of the initial Term-D Loan shall be $15,000,000.

          Section 5.4.7. Receipt of Funds. Notwithstanding anything to the contrary contained in the Credit Agreement, no advance of a Term-D Loan shall be made by any Term-D Lender to the Borrower unless and until the Administrative Agent shall have received the entire amount of such advance as a portion of the purchase price pursuant to the Subordination and Participation Agreement dated as of the date hereof between The Bank of Nova Scotia and JLL Pasta, LLC.

          SECTION 1.15. Amendments to Section 7.1.7. Section 7.1.7 of the Credit Agreement is hereby amended by inserting the following new paragraph at the end thereof:

               "Notwithstanding anything to the contrary contained herein, so long as no Event of Default shall have occurred and be continuing, the Borrower and NWP Delaware, LLC shall not be obligated to perfect the Administrative Agent's security interest in the 1997 CESSNA 421C aircraft with aircraft serial number 421C-0274 and engine serial number 226084R 608252 owned by NWP Delaware, LLC."

          SECTION 1.16. Amendments to Section 7.2.9. The first paragraph of
Section 7.2.9 of the Credit Agreement is amended by deleting said paragraph in its entirety and substituting in lieu thereof the following new paragraph:

          "The Borrower will not, and will not permit any of its Subsidiaries to, sell, transfer, lease, contribute or otherwise convey, or grant options, warrants (other than the issuance of warrants required by the Senior Subordinated Increasing Rate Note Purchase Agreement or in connection with the issuance of the Senior Subordinated High Yield Notes or the issuance of the Warrants in connection with the Term-C Loans or Term-D Loans) or other rights with respect to, all or any part of its assets, whether now owned or hereafter acquired (including accounts receivable and Capital Stock of Subsidiaries) to any Person, unless:"

          SECTION 1.17. Amendments to Section 10.4. Section 10.4 of the Credit Agreement is amended by (i) replacing the parenthetical after the word "Affiliates" appearing in the sixth line thereof with : "(and, in the case of the Term-C Lender, its participants, and in the case of any Term-D Lender, its participants)"; and (ii) replacing the parenthetical after the term "Loan Document" appearing in clause (b) thereof with: "(and, in the case of the Term-C

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Lender's participants, the relevant participation agreement and, in the case of any Term-D Lender's participants, the relevant participation agreement)."

          SECTION 1.18. Amendments to Section 10.11.2. Section 10.11.2 of the Credit Agreement is amended by deleting the word "and" at the end of clause (e) thereof, deleting the period at the end of clause (f) thereof and inserting "; and" in lieu thereof and inserting a new clause (g) as follows:

          "(g) each Term-D Lender shall be entitled to sell a participation to JLL Pasta, LLC pursuant to a participation agreement and JLL Pasta, LLC shall be entitled only to the rights set forth in such participation agreement."

          SECTION 1.19. Amendments to Article X. Article X of the Credit Agreement is amended by inserting a new Section 10.17 as follows:

          "SECTION 10.17. Lien Subordination. Each Term-D Lender agrees that any Lien granted to the Administrative Agent for the benefit of such Lender to secure any Term-D Obligations shall be junior and subordinate to all other Liens granted under the Loan Documents to the extent set forth in Exhibit
     10.17 to the Third Amendment."

                                  ARTICLE II.

                        FEES; CONDITIONS TO EFFECTIVENESS

          SECTION 2.1. Fees.

          (a) The Borrower agrees to pay to each Lender consenting to this Amendment on or before August 14, 2002 an amendment fee equal to .125% of the outstanding principal amount of all outstanding Term Loans (other than Term-C Loans) plus .125% of the Revolving Loan Commitment Amount (computed before giving effect to this Amendment) of such Lender (the "Amendment Fee"). Such fee shall be fully earned and nonrefundable upon the Third Amendment Effective Date. The Borrower shall pay the Amendment Fee to the Administrative Agent on the Third Amendment Effective Date for the benefit of such consenting Lenders.

          (b) The Borrower agrees to pay to the Administrative Agent, for its own account, all fees and expenses due and payable in connection with this Amendment and the participation agreement relating to the Term-D Loans.

          SECTION 2.2. Third Amendment Effective Date. This Amendment and the amendments contained herein shall be and become effective on the date (the "Third Amendment Effective Date") when the Administrative Agent shall have received the following:

          (a) counterparts of this Amendment, duly executed by and delivered on behalf of (i) the Borrower, (ii) the Required Lenders and (iii) Lenders holding 100% of the aggregate Term-D Loan Commitments;

          (b) a copy of the resolutions of the Borrower authorizing the execution, delivery and performance of this Amendment, certified by the Secretary or an Assistant Secretary

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     of the Borrower, which certificate shall be in form and substance satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded; and

          (c) the Amendment Fee pursuant to Section 2.1 and any other fees or expenses required to be paid in connection herewith.

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

          SECTION 3.1. Representations and Warranties. In order to induce the Lenders and the Administrative Agent to enter into this Amendment, the Borrower hereby represents and warrants to each Agent and each Lender, as of the date hereof and as of the initial Term-D Loan Borrowing Date, as follows:

          (a) Good Standing and Power. The Borrower is duly organized, validly existing and in good standing under the laws of the State of Delaware.

          (b) Corporate Authority. The Borrower has full corporate power and authority to execute, deliver and perform this Amendment and the Amended Credit Agreement and to incur the obligations provided for herein and therein, all of which have been duly authorized by all proper and necessary corporate action. No consent or approval of stockholders is required as a condition to the validity or performance or the exercise by the Administrative Agent or any Lender of any of its rights or remedies under the Amended Credit Agreement.

          (c) Authorizations. All authorizations, consents, approvals, registrations, notices, exemptions and licenses with or from governmental authorities and other persons, if any, which are necessary for the execution and delivery of this Amendment, the performance by the Borrower of its obligations hereunder and under the Amended Credit Agreement and the exercise by the Administrative Agent and the Lenders of their respective rights and remedies hereunder and thereunder, have been effected or obtained and are in full force and effect.

          (d) Binding Agreements. This Amendment and the Amended Credit Agreement constitute the valid and legally binding obligations of the Borrower enforceable in accordance with their terms subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors rights and to general equity principles.

          (e) No Conflicts. There is no statute, regulation, rule, order or judgment, and no provision of any agreement or instrument binding on the Borrower or affecting its properties and no provision of the certificate of incorporation or by-laws of the Borrower, which would prohibit, conflict with or in any way prevent the execution, delivery, or performance of the terms of this Amendment or the Amended Credit Agreement or the incurrence of the obligations provided for herein and therein, or result in or require the creation or imposition of any lien, security interest or other encumbrance (other than in favor of the Administrative Agent for the benefit of the Lenders) on any of the Borrower's properties as a consequence of the execution,

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delivery and performance of this Amendment or the Amended Credit Agreement or the transactions contemplated hereby and thereby.

          (f) No Default. As of the date hereof, and after giving effect to this Amendment, there does not exist any Event of Default or event which, upon the giving of notice or lapse of time or both, would constitute an Event of Default.

                                   ARTICLE IV.

                                  MISCELLANEOUS

          SECTION 4.1. Full Force and Effect; Limited Amendment. Except as expressly modified hereby, all of the representations, warranties, terms, covenants, conditions and other provisions of the Credit Agreement and the Notes shall remain unamended and unwaived and shall continue to be, and shall remain, in full force and effect in accordance with their respective terms. The amendments set forth herein shall be limited precisely as provided for herein to the provisions expressly amended herein and shall not be deemed to be a waiver of, consent to or modification of any other term or provision of the Credit Agreement or any Note or of any transaction or further or future action which would require the consent of the Lenders under the Credit Agreement.

          SECTION 4.2. Loan Document Pursuant to Credit Agreement; Confidentiality. This Amendment is executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement (and, following the Third Amendment Effective Date, the Amended Credit Agreement). Any breach of any representation or warranty or covenant or agreement contained in this Amendment shall be deemed to be an Event of Default for all purposes of the Amended Credit Agreement. The provisions of Section 10.15 of the Credit Agreement apply to this Amendment.

          SECTION 4.3. Fees and Expenses. The Borrower shall pay all reasonable out-of-pocket expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Amendment and the documents and transactions contemplated hereby (including the participation agreement relating to the Term-D Loans). The Borrower guarantees the payment of all amounts due by the participant under the Subordination and Participation Agreement entered into between any Term-D Lender and JLL Pasta, LLC. This guarantee is an absolute and unconditional guarantee of payment and not merely of collection. The obligations of the Borrower under this guarantee shall constitute Obligations and the term "Obligations" in Section 1.1 of the Credit Agreement is hereby amended to include such obligations of the Borrower. The Borrower waives all defenses available to a surety. The Borrower shall pay such amounts immediately and the Term-D Lenders shall not be obligated to seek recourse against any other person (including the participant thereunder) or any other asset before seeking recourse against the Borrower. This guarantee shall survive payment in full of the Obligations.

          SECTION 4.4. Headings. The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

          SECTION 4.5. Execution in Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

          SECTION 4.6. Cross-References. References in this Amendment to any Article or Section are, unless otherwise specified or otherwise required by the context, to such Article or Section of this Amendment.

          SECTION 4.7. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

          SECTION 4.8. GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                     NEW WORLD PASTA COMPANY

                                     By: ______________________________
                                         Name:
                                         Title:


                                     THE BANK OF NOVA SCOTIA,
                                     as Lead Arranger, Administrative Agent and
                                     Letter of Credit Issuer

                                     By: ________________________________
                                         Name:
                                         Title:

                                      LENDERS:

                                     THE BANK OF NOVA SCOTIA


                                      By: _____________________________
                                            Name:
                                            Title:

                                     AG CAPITAL FUNDING PARTNERS, L.P.

                                     By: ANGELO GORDON & CO., L.P.
                                         as Investment Advisor

                                     By: ______________________________
                                         Name:
                                         Title:


                                     NORTHWOODS CAPITAL III, LIMITED

                                     By: ANGELO GORDON & CO., L.P.
                                         as Collateral Manager

                                     By: ______________________________
                                         Name:
                                         Title:

                                     ARES III CLO Ltd.


                                     By: ARES CLO Management, LLC
                                         Its: Investment Manager

                                     By: _____________________________
                                          Name:
                                          Title:

                                     THE BANK OF NEW YORK


                                     By: _____________________________
                                          Name:
                                          Title:

                                     BLACK DIAMOND CLO 1998-1 Ltd.

                                      By: _____________________________
                                           Name:
                                           Title:


                                     BLACK DIAMOND CLO 2000-1 Ltd.

                                      By: _____________________________
                                           Name:
                                           Title:

                                     CANADIAN IMPERIAL BANK OF COMMERCE

                                     By: Black Diamond

                                      By: _____________________________
                                          Name:
                                          Title:

                                     SENIOR DEBT PORTFOLIO

                                     By: Eaton Vance Management
                                         as Investment Advisor

                                     By: _____________________________
                                          Name:
                                          Title:

                                     FOOTHILL INCOME TRUST, L.P.

                                     By: FIT GP, LLC, its General Partner

                                     By: _____________________________
                                          Name:
                                          Title:

                                     GENERAL ELECTRIC CAPITAL CORPORATION


                                     By: _____________________________
                                          Name:
                                          Title:

                                     KZH WATERSIDE LLC

                                     By: General Re

                                     By: _____________________________

                                          Name:
                                          Title:

                                     GOLDMAN SACHS CREDIT PARTNERS L.P.

                                     By: _____________________________

                                          Name:
                                          Title:

                                     AVALON CAPITAL LTD. 2

                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor

                                     By: _____________________________
                                         Name:
                                         Title:


                                     AVALON CAPITAL LTD.

                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor

                                     By: _____________________________
                                         Name:
                                         Title:

                                     CHARTER VIEW PORTFOLIO

                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor

                                     By: _____________________________
                                         Name:
                                         Title:


                                     INVESCO EUROPEAN CDO I S.A.

                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor

                                     By: _____________________________
                                         Name:
                                         Title:


                                     OASIS COLLATERALIZED HIGH INCOME
                                     PORTFOLIO-I, LTD.

                                     By: INVESCO Senior Secured Management, Inc.
                                         As Subadvisor

                                     By: _____________________________
                                         Name:
                                         Title:


                                     SEQUILS-LIBERTY, LTD

                                     By: INVESCO Senior Secured Management, Inc.
                                         As Portfolio Advisor

                                     By: _____________________________
                                         Name:
                                         Title:

                                     KEY CORPORATE CAPITAL INC.

                                     By: _____________________________
                                         Name:
                                         Title:

                                     PERSEUS CDO I, LIMITED

                                     By: MASSACHUSETTS MUTUAL LIFE
                                         INSURANCE COMPANY


                                     By: _____________________________
                                         Name:
                                         Title:


                                     ESCROW ADMINISTRATION CONCENTRATE ACCOUNT

                                     By: MASSACHUSETTS MUTUAL LIFE
                                         INSURANCE COMPANY


                                     By: _____________________________
                                         Name:
                                         Title:

                                     NATEXIS BANQUES POPULAIRES

                                     By: _____________________________
                                         Name:
                                         Title:

                                     PPM SHADOW CREEK FUNDING TRUST

                                     By: _____________________________
                                         Name:
                                         Title:


                                     PPM SPYGLASS FUNDING TRUST

                                     By: _____________________________
                                         Name:
                                         Title:


                                     PPM AMERICA, INC., as attorney in fact, on behalf of Jackson National Life Insurance Company

                                     By: _____________________________
                                         Name:
                                         Title:

                                     LIBERTY-STEIN ROE ADVISOR FLOATING
                                     RATE ADVANTAGE FUND
                                     by Stein Roe & Farnham Incorporated
                                     As Portfolio Manager

                                     By: _____________________________
                                         Name:
                                         Title:


                                     STEIN ROE & FARNHAM CLO I Ltd.,
                                     by Stein Roe & Farnham Incorporated
                                     As Portfolio Manager

                                     By: _____________________________
                                         Name:
                                         Title:


                                     STEIN ROE FLOATING RATE LIMITED
                                     LIABILITY COMPANY,
                                     by Stein Roe & Farnham Incorporated, as
                                     Advisor to the Stein Roe Floating Rate
                                     Limited Liability Company

                                     By: _____________________________
                                         Name:
                                         Title:

                                     VAN KAMPEN CLO I, LIMITED

                                     By: VAN KAMPEN MANAGEMENT INC.,
                                         as Collateral Manager

                                     By: _____________________________
                                         Name:
                                         Title:


                                     VAN KAMPEN CLO II, LIMITED

                                     By: VAN KAMPEN MANAGEMENT INC.,
                                         as Collateral Manager

                                     By: _____________________________
                                         Name:
                                         Title:


                                     VAN KAMPEN PRIME RATE INCOME TRUST

                                     By: VAN KAMPEN MANAGEMENT INC.,
                                         as Collateral Manager

                                     By: _____________________________
                                         Name:
                                         Title:


                                     VAN KAMPEN SENIOR INCOME TRUST

                                     By: VAN KAMPEN MANAGEMENT INC.,
                                         as Collateral Manager

                                     By: _____________________________
                                         Name:
                                         Title:

                                     WELLS FARGO BANK, N.A.


                                     By: _____________________________
                                         Name:
                                         Title:

                  The undersigned each hereby expressly (i) acknowledges the terms of the foregoing Amendment, (ii) ratifies and affirms its obligations under the Loan Documents (as defined in the Credit Agreement, including guarantees, security agreements and pledge agreements) executed and delivered by the undersigned in favor of the Administrative Agent for the benefit of the Lenders, and (iii) acknowledges, renews and extends its continued liability under all such Loan Documents and agrees such Loan Documents remain in full force and effect, including with respect to the obligations of the Borrower as modified by the foregoing Amendment.

                                     PASTA ACQUISITION CORP.

                                     By: _____________________________________
                                         Name:
                                         Title:


                                     THE PRINCE COMPANY, INC.

                                     By: _____________________________________
                                         Name:
                                         Title:


                                     RONZONI FOODS INTERNATIONAL CORPORATION

                                     By: _____________________________________
                                         Name:
                                         Title: